UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 6, 2015 (May 5, 2015)

Date of Report (date of earliest event reported)

PAIN THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29959 (Commission File Number)	91-1911336 (I.R.S. Employer Identification Number)

7801 N Capital of Texas Highway, Suite 260, Austin, TX 78731

(Address of principal executive offices)

(512) 501-2444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry in a Material Definitive Agreement.

On May 5, 2015, Pain Therapeutics, Inc. (the “Company”) sent a letter to Durect Corporation pursuant to the Development and License Agreement, dated as of December 19, 2002, as amended (the “DLA”), that provided Durect with formal written notice that the Company is deleting, effective as of January 12, 2015, the opioid drug hydrocodone (and only hydrocodone) as a licensed product under the DLA.  The letter does not alter the terms of the DLA regarding the remaining three licensed products (REMOXY®, hydromorphone or oxymorphone) or otherwise amend the DLA.  For avoidance of doubt, all terms and conditions of the DLA remain in full force and effect with respect to REMOXY, hydromorphone and oxymorphone.

Item 8.01Other Events.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference in this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAIN THERAPEUTICS, INC.

By:/s/ Peter S. Roddy

Peter S. Roddy

Vice President & Chief Financial Officer

Date:  May 6, 2015